EXHIBIT 10.1

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 4, 2025 (this “Amendment”), is entered into by and among (a) PURECYCLE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), (b) PURECYCLE TECHNOLOGIES HOLDINGS CORP., a Delaware Corporation (“Holdings”), (c) PURECYCLE TECHNOLOGIES, LLC, a Delaware limited liability company (“PureCycle LLC”), (d) PURECYCLE AUGUSTA, LLC, a Delaware limited liability company (“PureCycle Augusta” and, together with Holdings and PureCycle LLC, collectively, the “Guarantors”), (e) MADISON PACIFIC TRUST LIMITED, as Administrative Agent (in such capacity, the “Administrative Agent”), and (f) MADISON PACIFIC TRUST LIMITED, as Security Agent (in such capacity, the “Security Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent are each party to that certain Credit Agreement, dated as of March 15, 2023, as amended by that certain First Amendment to Credit Agreement dated as of May 8, 2023, that certain Second Amendment to Credit Agreement dated as of August 4, 2023, that certain Third Amendment to Credit Agreement dated as of August 21, 2023, that certain Fourth Amendment to Credit Agreement dated as of March 1, 2024, that certain Limited Waiver and Fifth Amendment dated as of May 10, 2024, that certain Limited Consent and Sixth Amendment to Credit Agreement dated as of September 11, 2024, that certain Limited Consent and Seventh Amendment to Credit Agreement dated as of February 5, 2024, that certain Eighth Amendment to Credit Agreement dated as of April 11, 2025, and that certain Limited Consent and Ninth Amendment dated as of June 16, 2025 (the “Ninth Amendment”) (collectively, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended and modified by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement;

WHEREAS, the Loan Parties request that the Administrative Agent, the Security Agent and the Lenders amend the Credit Agreement to extend the Maturity Date from September 30, 2026 to September 30, 2027 and to amend the Credit Agreement in certain other respects; and

WHEREAS, the Lenders are willing to so amend the Credit Agreement solely on the terms and subject to conditions set forth in this Amendment and the Lenders authorize and instruct the Administrative Agent and the Security Agent to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.
Amendments to Credit Agreement.
(a)
Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following definition contained therein in its entirety to provide as follows:

“Maturity Date” means September 30, 2027.

(b) Article VI (Affirmative Covenants) of the Credit Agreement is hereby amended by adding a new Section 6.23 as follows:

6.23 Redemption of Specified Preferred Shares.

If, (i) on or prior to March 17, 2026, the Borrower receives aggregate proceeds from the exercise of any Series A Warrants sufficient to redeem the Specified Preferred Shares in full in accordance with Section 6(b) of the certificate of designations for such Specified Preferred Shares and, if applicable, the Specified Subscription Documents and (ii) the board of directors of the Borrower determines in the exercise of its fiduciary duties that such redemption is in the best interests of the Borrower and the Borrower’s shareholders, then the Borrower shall redeem the Specified Preferred Shares. For purposes of this Section 6.23, the term “Series A Warrant” shall mean those certain Warrants to Purchase Common Stock of the Borrower issued pursuant to those certain Subscription Agreements effective as of March 7, 2022.

SECTION 2.
Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent has notified the Borrower, the Guarantors and the Lenders upon being satisfied that it has received or waived receipt of all the documents and evidence referred to in this Section 2 in form and substance satisfactory to the Administrative Agent (acting on the instructions of all Lenders):
(a)
The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent.
(b)
The Borrower shall have paid the Maturity Extension Fee (as defined in Section 4 of this Amendment) and all other fees described in Section 4 of this Amendment.
(c)
The Borrower shall have paid in full all expenses described in Section 9 of this Amendment that have been invoiced on or prior to the date hereof.
(d)
Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all respects.
SECTION 3.
Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent:
(a)
The representations and warranties of the Borrower and each Guarantor contained in the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this Section 3, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
(b)
The execution, delivery and performance by the Borrower and each Guarantor of this Amendment are within the Borrower’s and such Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, action by any holders of its Equity Interests.
(c)
This Amendment constitutes the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(d)
After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4.
Payment of Fees. On the Effective Date, (i) the Borrower shall pay to each Lender a maturity extension fee equal to 50 basis points (0.50%) times the aggregate Commitment of such Lender as of the Effective Date (the “Maturity Extension Fee”), which such fee is fully earned on the Effective Date and non-refundable under any circumstances, and (ii) the Borrower shall pay to the Administrative Agent, the Security Agent and the Lenders all accrued and unpaid fees due and payable to the Administrative Agent, the Security Agent and the Lenders under the Credit Agreement and the other Loan Documents, including, without limitation, any unpaid fees described in Section 5 of the Ninth Amendment.
SECTION 5.
Ratification and Reaffirmation; Effect of this Amendment.
(a)
Each Loan Party hereby consents to the amendments effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement and in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby (I) confirms that (i) the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents (as defined in the Credit Agreement) in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided therein and (ii) neither the modifications effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (A) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (B) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens and (II) ratifies its guarantee of the Obligations as provided in any Guaranty that is effective immediately prior to the date hereof.
(b)
Except as expressly set forth or referenced herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver or novation of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Security Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party hereto to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(c)
Unless the context otherwise requires, from and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” or words of like import in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED

BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 11.14 and Section 11.15 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
SECTION 7.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 8.
Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Except as provided in Section 3, this Amendment shall become effective by and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.
SECTION 9.
Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent, the Security Agent and each of the Lenders, in each case, for its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, in each case, in accordance with Section 11.04 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

BORROWER:

PURECYCLE TECHNOLOGIES, iNC.

By: /s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

GUARANTORS:

PURECYCLE TECHNOLOGIES HOLDINGS CORP.

By: /s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

PURECYCLE TECHNOLOGIES, LLC

By: /s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

PURECYCLE AUGUSTA, LLC

By: /s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

[Signature Page to Tenth Amendment to Credit Agreement]

AGENTS:

MADISON PACIFIC TRUST LIMITED, as Administrative Agent

By: /s/ Holly Jocelyn Hamilton
Name: Holly Jocelyn Hamilton
Title: Managing Director

MADISON PACIFIC TRUST LIMITED, as Security Agent

By: /s/ Holly Jocelyn Hamilton
Name: Holly Jocelyn Hamilton
Title: Managing Director

[Signature Page to Tenth Amendment to Credit Agreement]

LENDERS:

SYLEBRA CAPITAL PARTNERS MASTER FUND, LTD, as a Lender

By: /s/ Jackie Charlesworth
Name: Jackie Charlesworth
Title: Authorized Signatory

SYLEBRA CAPITAL PARC MASTER FUND, as a Lender

By: /s/ Jackie Charlesworth
Name: Jackie Charlesworth
Title: Authorized Signatory

SYLEBRA CAPITAL MENLO MASTER FUND, as a Lender

By: /s/ Jackie Charlesworth
Name: Jackie Charlesworth
Title: Authorized Signatory

[Signature Page to Tenth Amendment to Credit Agreement]